Exhibit 99.1

ADMA Biologics Announces Pricing of Public Offering of Common Stock

RAMSEY, N.J., March 13, 2015 - ADMA Biologics, Inc. (NASDAQ: ADMA), a late-stage biopharmaceutical company that develops, manufactures, and intends to market specialty plasma-based biologics for the treatment and prevention of certain infectious diseases, announced today the pricing of its previously announced underwritten public offering of 1,225,000 shares of common stock at a public offering price of $8.00 per share, resulting in gross proceeds of approximately $9,800,000

The offering is expected to close on March 18, 2015, subject to the satisfaction of customary closing conditions.  The company has also granted the underwriters a 30-day option to purchase up to 183,750 additional shares of common stock to cover over-allotments, if any.

Raymond James is acting as sole book-running manager for the proposed offering, and Laidlaw & Company (UK) Ltd. and Maxim Group LLC are acting as co-managers.

The securities described above are being offered by the company pursuant to a "shelf" registration statement on Form S-3 (File No. 333-200638) previously filed with and declared effective by the Securities and Exchange Commission (SEC) on December 23, 2014.  A final prospectus supplement and an accompanying prospectus related to the offering will be filed with the SEC and will be available on the SEC’s website located at www.sec.gov.  When available, copies of the final prospectus supplement and the accompanying prospectus relating to this offering may be obtained by contacting  Raymond James, Attention: Equity Syndicate, 880 Carillon Parkway St. Petersburg, FL 33716, or by telephone at (800) 248-8863, or by e-mail at prospectus@raymondjames.com.

Before investing in the offering, you should read in their entirety the prospectus supplement and the accompanying prospectus and the other documents that the company has filed with the SEC that are incorporated by reference in the prospectus supplement and the accompanying prospectus, which provide more information about the company and the offering.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About ADMA Biologics, Inc. ADMA is a late stage biopharmaceutical company that develops, manufactures, and intends to market specialty plasma-based biologics for the treatment and prevention of certain infectious diseases. ADMA's mission is to develop and commercialize plasma-derived, human immune globulins targeted to niche patient populations for the treatment and prevention of certain infectious diseases. The target patient populations include immune-compromised individuals who suffer from an underlying immune deficiency disease or who may be immune-compromised for medical reasons. For more information, please visit the company's website at www.admabiologics.com.

About ADMA's lead product candidate RI-002:  ADMA's lead product candidate, RI-002 is a specialty plasma-derived, polyclonal, Intravenous Immune Globulin (IGIV), derived from human plasma containing naturally occurring polyclonal antibodies (e.g., Streptococcus pneumoniae, H. influenza type B, Cytomegalovirus (CMV), measles, tetanus, etc.) as well as standardized, high levels of antibodies to respiratory syncytial virus (RSV). ADMA is pursuing an indication for the use of this specialty IGIV product for treatment of patients diagnosed with primary immune deficiency diseases (PIDD). Polyclonal antibodies are the primary active component of IGIV products. Polyclonal antibodies are proteins that are used by the body's immune system to neutralize microbes, such as bacteria and viruses. Data review indicates that the polyclonal antibodies that are present in RI-002 support the ability of this product to prevent infections in immune-compromised patients.  ADMA’s analysis demonstrated that the Phase III trial has met the primary endpoint with no serious bacterial infections (SBI) reported. These results are below the requirement specified by U.S. Food and Drug Administration (FDA) guidance of ≤ 1 SBI per patient-year.

Forward-Looking Statements
This press release contains "forward looking statements" pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "forecast," "target," "anticipate," "plan," "planning," "expect," "believe," "will," "will likely," “is likely”, "should," "could," "would," "may" or, in each case, their negative, or words or expressions of similar meaning. These forward-looking statements include, but are not limited to, statements concerning interpretations of final data, possible characteristics of RI-002, acceptability of RI-002 for any purpose by physicians patients or payers, timing and ability of a filing with the U.S. Food and Drug Administration (FDA) of a Biologics License Application (BLA), likelihood and timing of FDA action with respect to any further filings by the company, results of the clinical development, continuing demonstrations of safety, comparability of results of RI-002 to other comparably run IVIG trials, improvements in clinical outcomes, market data and incidence of infection, regulatory processes, potential clinical trial initiations, potential investigational new product applications, biologics license applications, expansion plans, the achievement of clinical and regulatory milestones, commercialization efforts of the company's product candidate(s) and trends relating to demand for source plasma. Forward-looking statements are subject to many risks and uncertainties that could cause our actual results and the timing of certain events to differ materially from any future results expressed or implied by the forward-looking statements, including, but not limited to, risks as to whether final and secondary data will, be accepted as encouraging, positive or will otherwise lead to an effective or approved product, whether we will be able to demonstrate efficacy or gain necessary approvals to market and commercialize any product, whether the FDA will accept our data, permit us to submit a BLA, grant a license, or approve RI-002 for marketing, whether we will meet any of our clinical or regulatory milestones, develop any new products or expand existing ones, receive FDA approval of our new facility, changes in regional and worldwide supply and demand for source plasma, whether we will be able to attract sufficient donors and operate our new facility effectively or profitably, whether we can sell our plasma in the marketplace at prices that will lead to adequate amounts of revenue, whether we will be able to sustain the listing of our common stock on the NASDAQ Capital Market, whether we will meet any timing targets expressed by the company, and other risks and uncertainties described in our filings with the U.S. Securities and Exchange Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto. Therefore, current and prospective security holders are cautioned that there also can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent to the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation or warranty by ADMA or any other person that the objectives and plans of ADMA will be achieved in any specified time frame, if at all. Except to the extent required by applicable laws or rules, ADMA does not undertake any obligation to update any forward looking statements or to announce revisions to any of the forward-looking statements.

CONTACT: Brian Lenz
Vice President and Chief Financial Officer |201-478-5552 | www.admabiologics.com